September 18, 2013


Securities  Exchange
Commission
450 Fifth Street, NW
Washington, DC 20549

Attn. Document Control

          RE	American
Depositary Shares evidenced
by One 1 American
Depositary Receipt
representing Two 2 Ordinary
Shares of Phytopharm PLC
Form F6 File No. 333117539

Ladies and Gentlemen
Pursuant to Rule 424b3 under
the Securities Act of 1933, as
amended, on behalf of BNY
Mellon, as Depositary for
securities against which
American Depositary Receipts
are to be issued, we attach a
copy of the new prospectus
Prospectus reflecting the
change in par value for
Phytopharm PLC.
As required by Rule 424e, the
upper right hand corner of the
Prospectus cover page has a
reference to Rule 424b3 and
to the file number of the
registration statement to which
the Prospectus relates.
Pursuant to Section III B of the
General Instructions to the
Form F6 Registration
Statement, the Prospectus
consists of the ADR certificate
with revised par value for
Phytopharm PLC.
The Prospectus has been
revised to reflect the new
value, and has been
overstamped with
Effective September 25, 2013
the par value has changed
from GBP 1 to GBP 50
Please contact me with any
questions or comments at 212
8156917.

Susan Mayham
BNY Mellon  ADR Division

Encl.
CC Paul Dudek, Esq. Office
of International Corporate
Finance

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